Designated Filer: Warburg Pincus Private Equity X, L.P.
Issuer & Ticker Symbol: Primerica, Inc. (PRI)
Date of Event Requiring Statement: February 15, 2013
          Exhibit 99.2

 JOINT FILERS' SIGNATURES

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare______________________
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS X PARTNERS, L.P.
By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare_______________________
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS X, L.P.
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare________________________
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS X LLC
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare________________________
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS PARTNERS LLC
By: Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare________________________
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS & CO.

By:  /s/ Scott A. Arenare________________________
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-fact*

WARBURG PINCUS LLC

By:  /s/ Scott A. Arenare________________________
Name: Scott A. Arenare
Title: Managing Director

CHARLES R. KAYE

By:  /s/ Scott A. Arenare________________________
Scott A. Arenare, Attorney-in-fact*

JOSEPH P. LANDY

By:  /s/ Scott A. Arenare________________________
Scott A. Arenare, Attorney-in-fact*
*  The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr.
Landy was previously filed with the U.S. Securities & Exchange Commission on
January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg
Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.